UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 21, 2004

MIKOHN GAMING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

(Address of principal executive office and zip code)

(Registrant’s telephone number, including area code)

(702) 896-3890

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events.

In order to address potential confusion among customers, vendors, suppliers and investors, Mikohn hereby submits a copy of its Non-Exclusive Gaming Table License with Enpat, Inc., as well as a letter, dated October 21, 2004, from Enpat, Inc. regarding the status of that License. A copy of the License and Letter are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Non-Exclusive Gaming Table License

99.2	Letter, dated October 21, 2004, from Enpat, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION (Registrant)
October 21, 2004

/s/ MICHAEL SICURO
Michael Sicuro Executive Vice President, Treasurer and Chief Financial Officer